UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     February 17, 2006
                                                 -------------------------------

                              GSAMP Trust 2006-HE1
        -----------------------------------------------------------------
                         (Exact name of issuing entity)

                         Goldman Sachs Mortgage Company
        -----------------------------------------------------------------
               (Exact name of sponsor as specified in its charter)

                          GS Mortgage Securities Corp.
        -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                   333-127620-16                  13-3387389
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)

85 Broad Street, New York, New York                                     10004
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code      (212) 902-1000
                                                   -----------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

          On February 17, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Litton Loan Servicing LP, as servicer, J.P. Morgan Trust Company, National Association, as a custodian, U.S. Bank National Association, as a custodian, and Deutsche Bank National Trust Company, as trustee, of GSAMP Trust 2006-HE1 Mortgage Pass-Through Certificates, Series 2006-HE1 (the "Certificates"). The Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class R, Class RC and Class RX Certificates, having an aggregate initial principal amount of $898,619,200, were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of February 15, 2006, by and between the Company and the Underwriter.

         Attached as exhibits are certain agreements and opinion letters that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.        Financial Statements, Pro Forma Financial Information and
                  Exhibits.

(c)      Exhibits

Exhibit 1 Underwriting Agreement, dated as of February 15, 2006, by and between GS Mortgage Securities Corp., as depositor and Goldman, Sachs & Co., as underwriter.

Exhibit 4         Pooling and Servicing Agreement, dated as of January 1,
                  2006, by and among GS Mortgage Securities Corp., as depositor, Litton Loan Servicing LP, as servicer, J.P. Morgan Trust Company, National Association, as a custodian, U.S. Bank National Association, as a custodian, and Deutsche Bank National Trust Company, as trustee.

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated as of February 17, 2006.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated as of February 17, 2006 (included as part of Exhibit 5).

Exhibit 10.1      Representations and Warranties Agreement, dated as of
                  February 17, 2006, by and between GS Mortgage Securities Corp. and Goldman Sachs Mortgage Company (included as Exhibit S to
                  Exhibit 4).

Exhibit 10.2 ISDA Master Agreement, dated as of February 17, 2006, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as Exhibit X to Exhibit 4).

Exhibit 10.3 Schedule to the Master Agreement, dated as of February 17, 2006, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as Exhibit X to Exhibit
                  4).

Exhibit 10.4 Confirmation, dated as of January 24, 2006, by and among Goldman Sachs Capital Markets, L.P., Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, Goldman Sachs Mortgage Company, L.P., and Deutsche Bank National Trust Company, the trustee (included as Exhibit X to Exhibit 4).

Exhibit 23 Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: March 8, 2006                     GS MORTGAGE SECURITIES CORP.


                                        By:        /s/ Michelle Gill
                                           -------------------------------------
                                           Name:    Michelle Gill
                                           Title:   Vice President

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                     Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

1                 Underwriting Agreement, dated as of                  (E)
                  February 15, 2006, by and between GS
                  Mortgage Securities Corp., as depositor
                  and Goldman, Sachs & Co., as underwriter.

4                 Pooling and Servicing Agreement, dated as            (E)
                  of January 1, 2006, by and among GS
                  Mortgage Securities Corp., as depositor,
                  Litton Loan Servicing LP, as servicer,
                  J.P. Morgan Trust Company, National
                  Association, as a custodian, U.S. Bank
                  National Association, as a custodian, and Deutsche Bank National Trust Company, as trustee.

5                 Legality Opinion of Cadwalader, Wickersham           (E)
                  & Taft LLP, dated as of February 17, 2006.

8                 Tax Opinion of Cadwalader, Wickersham &              (E)
                  Taft LLP, dated as of February 17, 2006
                  (included as part of Exhibit 5).

10.1              Representations and Warranties Agreement,            (E)
                  dated as of February 17, 2006, by and
                  between GS Mortgage Securities Corp. and
                  Goldman Sachs Mortgage Company (included as Exhibit S to Exhibit 4).

10.2              ISDA Master Agreement, dated as of                   (E)
                  February 17, 2006, by and between Goldman
                  Sachs Mitsui Marine Derivatives Products,
                  L.P., the swap provider, and Deutsche Bank
                  National Trust Company, the trustee
                  (included as Exhibit X to Exhibit 4).

10.3              Schedule to the Master Agreement, dated as           (E)
                  of February 17, 2006, by and between
                  Goldman Sachs Mitsui Marine Derivatives
                  Products, L.P., the swap provider, and
                  Deutsche Bank National Trust Company, the trustee (included as Exhibit X to Exhibit
                  4).

10.4              Confirmation, dated as of January 24,                (E)
                  2006, by and among Goldman Sachs Capital
                  Markets, L.P., Goldman Sachs Mitsui Marine
                  Derivatives Products, L.P., the swap
                  provider, Goldman Sachs Mortgage Company,
                  L.P., and Deutsche Bank National Trust
                  Company, the trustee (included as Exhibit
                  X to Exhibit 4).

23                Consent of Cadwalader, Wickersham & Taft             (E)
                  LLP (included as part of Exhibit 5).